UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

MARIMED INC.

(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

Effective October 1, 2019, MariMed Inc. (the “Company”) consummated the acquisitions of the businesses of its two cannabis-licensed clients that operate Company-built and owned medical marijuana dispensaries in the state of Illinois, KPG of Anna LLC (“KPG Anna”) located in Anna, Illinois and KPG of Harrisburg LLC (“KPG Harrisburg”) located in Harrisburg, Illinois, and their ownership group’s minority interest in Mari Holdings IL LLC (“Mari Holdings”), the Company’s subsidiary that owns the real estate where these two dispensaries are located. In connection therewith, the Company issued to the Sellers one million (1,000,000) shares of its common stock which constituted the aggregation purchase price paid. The issuance of these shares of common stock was exempt from registration under the Securities Act of 1933, as amended (the “Act”), as each of the Sellers is an accredited investor (as defined in Rule 501(a) of Regulation D, as promulgated under the Act), and has agreed to hold such shares for investment and without a view to distribution.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Membership Interest Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On October 21, 2019, the Company issued a press release with respect to the foregoing transaction, a copy of which is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended and Restated Membership Interest Purchase Agreement, dated as of October 1, 2018, by and among (i) the Company, (ii) Mari Holdings, KPG Anna and KPG Harrisburg, and (iii) Roseann Naumovski, Gorgi Naumovski and Brad Galli.

99.2	Press Release dated October 21, 2019.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: October 21, 2019
	By:	/s/ ROBERT FIREMAN
Robert Fireman, CEO